                                                                    EXHIBIT 10.5


                        Direct Access Interactive, Inc.
                     1999 Stock Option and Incentive Plan

                        Form of Stock Option Agreement


                        DIRECT ACCESS INTERACTIVE, INC.
                            STOCK OPTION AGREEMENT

  THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this 5th day of August, 1999, by and between Direct Access Interactive, Inc., a Georgia corporation (the "Company"), and Richard S. Eiswirth Jr. (the "Optionee").

  WHEREAS, the Board of Directors and shareholders of the Company have adopted a Stock Option and Incentive Plan known as the "Direct Access Interactive, Inc. 1999 Stock Option and Incentive Plan" (the "Plan"); and

  WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

  WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

  NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

  1.  Incorporation of Plan.  This option is granted pursuant to the provisions
      ---------------------
of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.

  2.  Grant of Option.  Subject to the terms, restrictions, limitations and
      ---------------
conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value per share (the "Stock"), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to
Section 8, 9, or 10 of this Agreement. Schedule A states whether the Option is intended to be an Incentive Stock Option.

  3.  Purchase Price.  The price per share to be paid by the Optionee for the
      --------------
shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

  4.  Exercise Terms.  The Optionee must exercise the Option for at least the
      --------------
lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

  5.  Option Non-Transferable.  Unless otherwise provided in this Agreement, no
      -----------------------
Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

  6.  Notice of Exercise of Option.  This Option may be exercised by the
      ----------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

  7.  Adjustment in Option.  The number of Shares subject to this Option, the
      --------------------
Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

  8.  Termination of Employment.
      -------------------------

  (a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

  (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

  (c) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement. Notwithstanding the foregoing, the Options will become void and unexercisable on the date which is three months after the date of retirement unless on (or effective as of) the date of retirement the Optionee enters into a noncompete agreement with the Company and continues to comply with such noncompete agreement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

  9.  Disabled Optionee.  In the event of termination of employment because of
      -----------------
the Optionee's Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable under this Agreement at the date of such termination.

  10.  Death of Optionee.  Except as otherwise set forth in Schedule A with
       -----------------
respect to the rights of the Optionee upon termination of employment under
Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable under this Agreement at the date of such termination.

  11.  Date of Grant.  This Option was granted by the Committee on the date set
       -------------
forth in Schedule A (the "Date of Grant").

  12.  Compliance with Regulatory Matters.  The Optionee acknowledges that the
       ----------------------------------
issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

  13.  Restriction on Disposition of Shares.  The shares purchased pursuant to
       ------------------------------------
the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

  14.  Miscellaneous.
       -------------

  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

  (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia, 30071, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

  (d) This Agreement may not be modified except in writing executed by each of the parties to it.

  IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.


DIRECT ACCESS INTERACTIVE, INC.      OPTIONEE




By:  /s/ Donny R. Jackson              /s/ Richard S. Eiswirth Jr.
   -----------------------------     --------------------------------------
  Name:  Donny R. Jackson            Name: Richard S. Eiswirth Jr.
       -------------------------     Address:  8205 Brookwood Valley Circle
  Title: President/COO                         Atlanta, GA 30309
        ------------------------

                                 SCHEDULE A
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                        DIRECT ACCESS INTERACTIVE, INC.
                                      AND
                            Richard S. Eiswirth Jr.


Dated:  August 5, 1999


1.   Number of Shares Subject to Option:  200,000 Shares.
     ----------------------------------

2.   This Option (Check one) [ X ] is [  ] is not an Incentive Stock Option.
     -----------                   --      --------------------------------

3.   Option Exercise Price:  $3.11  per Share.
     ---------------------

4.  Date of Grant:  August 5, 1999
    -------------

5.   Option Vesting Schedule:
     -----------------------

          Check one:

          (  )     Options are exercisable with respect to all shares on or
                   after the date hereof
          ( X )    Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:


        No. of Shares                       Vesting Date
        --------------------------------------------------------------------
            50,000             On the date of this agreement.
        --------------------------------------------------------------------
           150,000             One third annually beginning on the first
                               anniversary of this agreement;  50% of
                               unvested options vest upon an initial public
                               offering
         -------------------------------------------------------------------

6.  Option Exercise Period:
    ----------------------

          Check One:

          ( X )      All options expire and are void unless exercised on or
                     before August 5, 2009.
          (  )       Options expire and are void unless exercised on or before
                     the date indicated next to the number of shares:

                          No. of Shares        Expiration Date
                          -------------        ---------------



7.   Effect of Termination of Employment of Optionee (if different from that set
     -----------------------------------------------
     forth in Sections 8 and 10 of the Stock Option Agreement):
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                                  SCHEDULE B
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                        DIRECT ACCESS INTERACTIVE, INC.
                                      AND
                            Richard S. Eiswirth Jr.


Dated:  August 5, 1999


                                 NOTICE OF EXERCISE


  The undersigned hereby notifies Direct Access Interactive, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase 30,000 shares of the Company's common stock, no par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated August 5, 1999. Accompanying this Notice is (1) a promissory note in the amount of $93,300 payable to the Company, and/or (2) __________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company's 1999 Stock Option and Incentive Plan (the "Plan")) as of the date hereof of $_______________, and/or (3) authorization to withhold __________ shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $_______________, with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).

  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this 5th day of August, 1999.

                              Richard S. Eiswirth Jr.


                              ------------------------------------
                              Name:
                                    ------------------------------